UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2015

American Realty Capital Healthcare Trust III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-196302	38-3930747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
American Realty Capital Healthcare Trust III, Inc. (the “Company”) previously filed a Current Report on Form 8-K on December 10, 2015 (the “Original Form 8-K”) reporting its acquisition of a leasehold interest in a medical office building located in Joliet, Illinois (the “Property”). This Amended Current Report on Form 8-K/A is being filed for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X. As such, this Amended Current Report on Form 8-K/A provides (i) the financial information related to the Company's acquisition of the leasehold interest in the Property as required by Item 9.01 of Form 8-K and (ii) certain additional information with respect to such acquisition.
On December 4, 2015, the Company, through a wholly-owned subsidiary of its operating partnership, consummated its acquisition of the leasehold interest in the Property.  The seller of the Property was Joliet Investors, LLLP (the “Seller”). The Seller has no material relationship with the Company and the acquisition was not an affiliated transaction. The contract purchase price of the Property was $19.5 million, exclusive of closing costs. The Property contains 70,023 rentable square feet.  The Company funded the acquisition of the Property with proceeds from its initial public offering of common stock.
The historical Statements of Revenues and Certain Expenses for the year ended December 31, 2014 (audited) and the nine months ended September 30, 2015 (unaudited) along with the notes thereto are included in this Amended Current Report on Form 8-K/A along with unaudited pro forma consolidated financial statements for the year ended December 31, 2014 and the nine months ended ended September 30, 2015.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The description of the acquisition of the Property set forth in the Explanatory Note of this Amended Current Report on Form 8-K/A is incorporated by reference into this Item 2.01 in its entirety.
 In evaluating the Property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors including: location; demographics; rent levels in relation to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; and the level of competition in the rental market.
 The Company believes that the Property is well located, has acceptable roadway access and is well maintained. The Property is subject to competition from similar properties within its respective market area, and the economic performance of the tenants in the Property could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire the Property, and after reasonable inquiry, the Company is not aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

Report of Independent Certified Public Accounting Firm

Stockholders and Board of Directors
American Realty Capital Healthcare Trust III, Inc.

We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of the property known as Madison Medical Plaza, formerly owned by Joliet Investors, LLLP, for the year ended December 31, 2014 and the related notes to the Statement.

Management's Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the Statement of Madison Medical Plaza for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of a Matter
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of American Realty Capital Healthcare Trust III, Inc. as described in Note 1 to the Statement, and are not intended to be a complete presentation of Madison Medical Plaza's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WEISERMAZARS LLP

Fort Washington, Pennsylvania
January 20, 2016

MADISON MEDICAL PLAZA PROPERTY

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Nine Months Ended	Year Ended
	September 30, 2015	December 31, 2014
	(unaudited)
Revenues:
Rental income	$1,013	$1,290
Operating expense reimbursements	480	513
Total revenues	1,493	1,803

Certain expenses:
Property operating	381	475
Real estate taxes	138	173
Insurance	22	35
Total certain expenses	541	683
Revenues in excess of certain expenses	$952	$1,120
 The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses.

MADISON MEDICAL PLAZA PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts as of and for the nine months ended September 30, 2015 are unaudited)

1. Background and Basis of Presentation
The accompanying Statements of Revenues and Certain Expenses (“Historical Summary”) include the operations of a medical office building located at 301 North Madison Street in Joliet, Illinois (the “Property”) for the year ended December 31, 2014 and the unaudited Historical Summary for the nine months ended September 30, 2015. American Realty Capital Healthcare Trust III, Inc. (the “Company”) completed its acquisition of the Property from Joliet Investors, LLLP on December 4, 2015, for $19.5 million. The Property contains 70,023 rentable square feet and consists of office space.
The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires that certain information with respect to real estate operations be included with certain SEC filings. The audited Historical Summary for the year ended December 31, 2014 and the unaudited Historical Summary for the nine months ended September 30, 2015 along with the notes thereto are included in this Amended Current Report on Form 8-K/A along with unaudited pro forma consolidated financial statements for the year ended December 31, 2014 and the nine months ended September 30, 2015.
2. Summary of Significant Accounting Policies
Revenue Recognition
Subject to the provisions of their respective lease agreements, tenants are required to pay monthly rent reimbursements to the Property's owner for certain expenses. Reimbursements from the tenants are recognized as revenue during the period in which the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to an increase to rental income of approximately $31,000 and $59,000 under the rent payments received in cash for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively.
The following table lists the tenants whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income for all tenants on a straight-line basis, as of the dates presented.

Tenant	September 30, 2015	December 31, 2014
Presence Hospitals PRV	57.8%	62.7%
Cardiology Associates of Northern Illinois, L.L.C.	23.9%	23.9%
The termination, delinquency or non-renewal of the above tenants may have a material adverse effect on revenues. No other tenants represented greater than 10% of annualized rental income as of September 30, 2015 and December 31, 2014.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.
3. Future Minimum Base Rent Payments
As of September 30, 2015, the Property was 89% leased under non-cancelable operating leases with a remaining lease term of 5.9 years on a weighted-average basis. Future minimum base rent payments are as follows (in thousands):

Future Minimum Base Rent Payments
October 1, 2015 to December 31, 2015	$324
2016	1,320
2017	1,359
2018	1,379
2019	1,405
2020	1,337
2021 and thereafter	1,139
Total	$8,263

MADISON MEDICAL PLAZA PROPERTY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts as of and for the nine months ended September 30, 2015 are unaudited)

4. Commitments & Contingencies
Future Minimum Ground Lease Payments
The ground lessee entered into a ground lease agreement related to this Property, which will expire in April 2053. Ground lease payments of $48,750 and $65,000 were made for the nine months ended September 30, 2015 and the year ended December 31, 2014, respectively. The following table reflects the minimum base cash rental payments due from the ground lessee over the next five years and thereafter (in thousands):

Future Minimum Ground Lease Payments
October 1, 2015 to December 31, 2015	$18
2016	72
2017	72
2018	72
2019	72
2020	72
2021 and thereafter	3,370
Total	$3,748
5. Subsequent Events
The Company has evaluated subsequent events through January 20, 2016, the date on which this Historical Summary has been issued, and has determined that there have not been any events that have occurred that would require adjustments to the disclosures in the Historical Summary.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2015
(In thousands)

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Property as of September 30, 2015. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statement of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired the Property as of September 30, 2015, nor does it purport to present the future financial position of the Company.

	Consolidated American Realty Capital Healthcare Trust III, Inc.(1)	Madison Medical Plaza Property (2)	Pro Forma American Realty Capital Healthcare Trust III, Inc.
Assets
Real estate investments, at cost:
Land	$7,192	$—	$7,192
Buildings, fixtures and improvements	57,073	15,688	72,761
Acquired intangible assets	10,017	3,952	13,969
Total real estate investments, at cost	74,282	19,640	93,922
Less: accumulated depreciation and amortization	(563)	—	(563)
Total real estate investments, net	73,719	19,640	93,359
Cash	48,330	(21,199)	27,131
Restricted cash	45	—	45
Receivables for sale of common stock	930	—	930
Prepaid expenses and other assets	1,420	11	1,431
Deferred costs, net	115	—	115
Total assets	$124,559	$(1,548)	$123,011

Liabilities and Stockholders' Equity
Mortgage note payable	$5,108	$—	$5,108
Mortgage premium, net	166	—	166
Market lease intangible liabilities, net	1,393	140	1,533
Accounts payable and accrued expenses	1,061	232	1,293
Deferred rent	289	—	289
Distributions payable	688	—	688
Total liabilities	8,705	372	9,077
Common stock	56	—	56
Additional paid-in capital	121,115	—	121,115
Accumulated deficit	(5,317)	(1,920)	(7,237)
Total stockholders' equity	115,854	(1,920)	113,934
Total liabilities and stockholders' equity	$124,559	$(1,548)	$123,011

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015:
(1) Reflects the Company's historical unaudited Consolidated Balance Sheet as of September 30, 2015, as previously filed.
(2) Reflects the acquisition of the Property. The purchase price, excluding related expenses, was $19.5 million.
The Company allocates the purchase price of acquired properties to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, land improvements, buildings, fixtures and tenant improvements on an as-if-vacant basis. The fair value of the tangible assets of an acquired property with an in-place operating lease is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to the tangible assets based on the fair value of the tangible assets. The fair value of in-place leases is determined by considering estimates of carrying costs during the expected lease-up periods, current market conditions, as well as costs to execute similar leases. The fair value of above- or below-market leases is recorded based on the present value of the difference between the contractual amount to be paid pursuant to the in-place lease and the Company’s estimate of the fair market lease rate for the corresponding in-place lease, measured over the remaining term of the lease.

In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including real estate valuations, prepared by independent valuation firms. The Company also considers information and other factors including market conditions, the industry in which the tenant operates, characteristics of the real estate, i.e. location, size, demographics, value and comparative rental rates, tenant credit profile and the importance of the location of the real estate to the operations of the tenant’s business.
The Company is required to make subjective assessments as to the useful lives of the components of the Company’s real estate investments for purposes of determining the amount of depreciation to record on an annual basis. These assessments have a direct impact on the Company’s net income because if the Company were to shorten the expected useful lives of the Company’s real estate investments, the Company would depreciate these investments over fewer years, resulting in more depreciation expense and lower net income on an annual basis.
Depreciation is computed using the straight-line method over the estimated useful lives of up to 40 years for buildings, 15 years for land improvements, five years for fixtures and improvements, and the shorter of the useful life or the remaining lease term for tenant improvements and leasehold interests.
Capitalized above-market lease values are amortized as a reduction of rental income over the remaining terms of the respective leases. Capitalized below-market lease values are amortized as an increase to rental income over the remaining terms of the respective leases and expected below-market renewal option periods.
The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is amortized to expense over the remaining periods of the respective leases.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2015

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 are presented as if the Company had acquired the Property as of the beginning of each period presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. The Pro Forma Consolidated Statement of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Property as of the beginning of each period presented, nor does it purport to present the future results of operations of the Company.
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 (in thousands):

	Consolidated American Realty Capital Healthcare Trust III, Inc. (1)	Madison Medical Plaza Property (2)	Pro Forma Adjustments Madison Medical Plaza Property		Pro Forma American Realty Capital Healthcare Trust III, Inc.
Revenues:
Rental income	$—	$1,290	$(37)	(3)	$1,253
Operating expense reimbursements	—	513	—		513
Total revenues	—	1,803	(37)		1,766
Operating Expenses:
Property operating	—	683	4	(4)	687
General and administrative	180	—	—		180
Depreciation and amortization	—	—	1,019	(5)	1,019
Total operating expenses	180	683	1,023		1,886
Operating income (loss)	(180)	1,120	(1,060)		(120)
Net income (loss)	$(180)	$1,120	$(1,060)		$(120)

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2015

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015 (in thousands):

	Consolidated American Realty Capital Healthcare Trust III, Inc. (1)	Madison Medical Plaza Property (2)	Pro Forma Adjustments Madison Medical Plaza Property		Pro Forma American Realty Capital Healthcare Trust III, Inc.
Revenues:
Rental income	$1,195	$1,013	$(5)	(3)	$2,203
Operating expense reimbursements	173	480	—		653
Resident services and fee income	19	—	—		19
Total revenues	1,387	1,493	(5)		2,875
Operating Expenses:
Property operating	433	541	4	(4)	978
Acquisition and transaction related	1,888	—	—		1,888
General and administrative	975	—	—		975
Depreciation and amortization	543	—	765	(5)	1,308
Total operating expenses	3,839	541	769		5,149
Operating income (loss)	(2,452)	952	(774)		(2,274)
Other expenses:
Income tax expense	(4)	—	—		(4)
Interest expense	(25)	—	—		(25)
Total other expenses	(29)	—	—		(29)
Net income (loss)	$(2,481)	$952	$(774)		$(2,303)

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 and the nine months ended September 30, 2015:
(1) Reflects the Company's historical operations for the period indicated, as previously filed.
(2) Reflects the operations of the Property for the period indicated.
(3) Represents adjustments to straight-line rent for lease terms as of the acquisition date and includes the amortization of above-market and below-market lease intangibles over the remaining term of the applicable leases and any below-market lease renewal options.
(4) Represents adjustments to straight-line ground lease payments for lease terms as of the acquisition date and includes the amortization of below-market lease intangibles over the remaining term of the applicable leases and any below-market lease renewal options.
(5) Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the Property been acquired as of the beginning of the period presented. Depreciation is computed using the straight-line method over the estimated lives of 40 years for buildings, 15 years for land improvements and five years for fixtures. The value of in-place leases is amortized to expense over the initial terms of the respective leases, of up to seven years. The value of tenant improvements is amortized over the shorter of the useful life or the remaining lease term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST III, INC.

Date: January 20, 2016	By:	/s/ Katie P. Kurtz
Katie P. Kurtz
Chief Financial Officer, Treasurer, and Secretary